SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) May 31, 1996

                  The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of May 31, 1996 providing for the issuance of The Money Store Asset Backed Certificates, Series 1996-B) and each of the Originators listed on Schedule A attached hereto.


                       The Money Store Inc.
             (Exact name of registrant as specified in its charter)


    New Jersey                       33-98734        22-2293022
(State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


  2840 Morris Avenue, Union, New Jersey                 07083
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (908) 686-2000


                  N/A
(Former name or former address, if changed since last report)


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Item 7.           Financial Statements, Pro Forma Financial Information
                  and Exhibits.

(c)      Exhibits

         Exhibit No.

23.1     Consent of Coopers & Lybrand L.L.P.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    THE MONEY STORE INC. AND THE
                                    ORIGINATORS LISTED ON SCHEDULE A


                                    By:  /s/ Morton Dear
                                            Name:  Morton Dear
                                            Title: Executive Vice President




Dated:  June 21, 1996

                                   SCHEDULE A

                               LIST OF ORIGINATORS

                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                          The Money Store/Kentucky Inc.
                        The Money Store Home Equity Corp.
                                TMS Mortgage Inc.